UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 30, 2013 (January 29, 2013)

Atlas Financial Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number
000-54627

CAYMAN ISLANDS	27-5466079
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

150 NW POINT BOULEVARD	60007
Elk Grove Village, IL	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (847) 472-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
On October 26, 2012, the board of directors of Atlas Financial Holdings, Inc. (“Atlas”, “we”, “us”, or “our”) approved a one-for-three share consolidation or reverse stock split (the “Reverse Split”) of our outstanding ordinary shares, par value $0.001 per share (the “Ordinary Shares”) and our outstanding restricted voting common shares, par value $0.001 per share (the “Restricted Shares”) such that the number of our authorized Ordinary Shares and Restricted Shares is decreased, and the par value of each Ordinary Share and Restricted Share is increased, by a ratio of one-for-three. The Reverse Split was duly approved by a majority of our stockholders on December 7, 2012.   Pursuant to the Reverse Split, every three (3) shares of our issued and outstanding Ordinary Shares and Restricted Shares as presently classified were, effective January 29, 2013, reclassified and combined into one (1) whole Ordinary Share or Restricted Share, respectively. No fractional Ordinary Shares or Restricted Shares will be issued in connection with the Reverse Split. Any fractional shares will be rounded up.

In addition, there was a corresponding reduction in our authorized Ordinary Shares and Restricted Shares such that the number of Ordinary Shares authorized decreased from 800,000,000 to 266,666,667 and the number of Restricted Shares authorized decreased from 100,000,000 to 33,333,333. The Reverse Split was effected on January 29, 2013, and the post-split shares will begin trading on the TSX Venture Exchange at the opening of business on January 31, 2013, or at such time thereafter as trading occurs.

Immediately upon effecting the Reverse Split, each shareholder's percentage ownership interest in us and proportional voting power remained virtually unchanged except for minor changes resulting from rounding fractional shares into whole shares. The rights and privileges of the holders of our Ordinary Shares and Restricted Shares were substantially unaffected by the Reverse Split. All issued and outstanding options, warrants, and convertible securities were appropriately adjusted for the Reverse Split.

Item 5.03 Amendments to Articles of Incorporation

In connection with the Reverse Split described in Item 3.03 of this Current Report and as more fully described in our proxy statement on Schedule 14A filed with Securities and Exchange Commission on November 13, 2012, we filed a special resolution (the “Special Resolution”) with the Registrar of Companies in the Cayman Islands amending Article Six of our Amended and Restated Memorandum of Association (the “Amended Memorandum”) on January 29, 2013.  Upon acceptance of the Special Resolution by the Registrar of Companies in the Cayman Islands, the Special Resolution will be incorporated into and deemed a part of the Amended Memorandum. A copy of the Special Resolution is attached to this Form 8-K as Exhibit 3.1.

Item 8.01.   Other Information.

On January 29, 2013, the Company issued a press release announcing the Reverse Split.  A copy of such press release is attached as Exhibit 99.1 hereto.

On January 29, 2013, the Company issued a press release announcing the commencement of its initial public offering. A copy of such press release is attached as Exhibit 99.2 hereto.

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.        Description

3.1	Special Resolution amending Article Six of the Amended and Restated Memorandum of Association, filed with the Registrar of Companies in the Cayman Islands on January 29, 2013.

99.1	Press Release dated January 29, 2013.

99.2	Press Release dated January 29, 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2013		Atlas Financial Holdings, Inc.

	By:	/s/ Paul Romano
Name: Paul Romano
Title: Vice President and Chief Financial Officer